UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 25, 2007

Innovo Group Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-18926	11-2928178
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5901 S Eastern Ave, Commerce, California		90040
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	323-837-3700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

As previously reported on the Current Reports on Form 8-K filed on February 7, 2007 and February 12, 2007, Innovo Group Inc. (the "Company"), a Delaware corporation, its wholly owned subsidiary, Joe’s Jeans Inc. ("Joe’s Jeans"), a Delaware corporation, JD Holdings, Inc. ("JD Holdings"), a California corporation, and Joseph Dahan ("Dahan"), the sole stockholder of JD Holdings, entered into a definitive Agreement and Plan of Merger on February 6, 2007 (the "Merger Agreement").

On June 25, 2007, the Company entered into a First Amendment to the Merger Agreement and an Amended and Restated Employment Agreement with Dahan. Under the First Amendment, the parties agreed to defer a portion of the existing merger consideration unless and until the Company meets certain future financial goals. Under the revised terms, Dahan will be entitled to, for a period of 120 months following the effective date, a certain percentage of the gross profit earned by the Company in any applicable fiscal year. Dahan will be entitled to the following percentages of the gross profit earned by the Company in the applicable fiscal year: (i) 11.33% of the gross profit from $11,251,000 to $22,500,000; plus (ii) 3% of the gross profit from $22,501,000 to $31,500,000; plus (iii) 2% of the gross profit from $31,501,000 to $40,500,000; plus (iv) 1% of the gross profit above $40,501,000. The payments will be made in advance and then be compared against amounts actually earned after the applicable quarter or fiscal year with shortfalls paid immediately and overpayments offset against future earnings. No payment will be made if the gross profit is less than $11,250,000. "Gross Profit" is defined as net sales of the Joe’s Jeans brand less cost of goods sold as reported in the Company’s periodic filings with the SEC.

In addition, the parties amended Section 7.1(b)(i) of the Merger Agreement that required the merger to be completed by June 30, 2007 to extend the deadline to December 31, 2007. While the parties expect that the merger transaction will be put to vote by its security holders on August 14, 2007, there can be no assurance that the merger, as described herein, will be completed.

The description of the above-referenced First Amendment to the Merger Agreement is qualified in its entirety by reference to the complete text of the document which is filed as Exhibit 2.1 hereto. In addition, the Company entered into an Amended and Restated Plan of Merger, Exhibit A to the Merger Agreement, to reflect these changes, a copy of which is filed as Exhibit 2.2 hereto. A copy of the press release announcing the terms of the amendments is included as Exhibit 99.1 filed hereto.

In addition, the foregoing description of the Merger Agreement and the merger is not in any way intended to be a proxy solicitation pursuant to Rule 14a-12 under the Exchange Act. A proxy statement expressing the Company's position regarding the Merger Agreement and the merger will be forthcoming to its stockholders in accordance with Rule 14-a(3) under the Exchange Act.

Amended and Restated Employment Agreement

In connection with the First Amendment to the Merger Agreement, the Company has agreed to enter into an Amended and Restated Employment Agreement with Dahan to be effective upon the closing of the merger.

The initial term of employment has been amended from ten years to five years with one year automatic renewals. Under the amended and restated employment agreement, Dahan will be entitled to an annual salary of $300,000. The provision that provided for a minimum annual salary of $950,000, which acted as an advance against earnings based upon a percentage of gross profits, was deleted in its entirety.

All other terms and conditions of the prior employment agreement disclosed in the Company’s Current Report on Form 8-K filed with the SEC on February 12, 2007 remain the same.

The description of the above-referenced employment agreement is qualified in its entirety by reference to the complete text of the document, which is filed as Exhibit 10.1 hereto.

Amendment to Collateral Protection Agreement

As previously disclosed in its Current Report on Form 8-K filed on October 19, 2006, November 3, 2006, and April 13, 2007, the Company entered into a Collateral Protection Agreement and a first and second amendment thereto ("CPA") with JD Holdings. On June 25, 2007, the Company and JD Holdings entered into a Third Amendment to the CPA to further amend Section 1.5.A of the CPA to change the date that it would have the CIT Collateral Documents (defined in the CPA as the Guaranty and Trademark Security Agreement between CIT Group/Commercial Services, Inc. ("CIT") and JD Holdings) terminated by CIT from June 30, 2007 to December 31, 2007.

The description of the above-referenced Third Amendment to the CPA is qualified in its entirety by reference to the complete text of the document, which is filed as Exhibit 10.2 hereto.

Item 8.01 Other Events.

The Company expects to hold its 2007 annual meeting of stockholders on August 14, 2007 (the "Annual Meeting"). Because the date of the Annual Meeting has been changed by more than 30 days from the anniversary of the Company’s 2006 annual meeting of stockholders, in accordance with Rule 14a-5(f) and Rule 14a-8(e) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the deadline for receipt of stockholder proposals for inclusion in the Company’s proxy statement for the Annual Meeting pursuant to Rule 14a-8 has been set at July 7, 2007.

In order for a proposal under Rule 14a-8 to be considered timely, it must be received by the Company on or prior to July 7, 2007 at its principal executive offices at 5901 S. Eastern Avenue, Commerce, California 90040 (the "Executive Offices") and be directed to the attention of the Corporate Secretary.

Also, in order for a shareholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered timely within the meaning of Rule 14a-4(c) under the Exchange Act, the proposal must be received by the Company at the Executive Offices on or before July 7, 2007. Such proposals should also be directed to the attention of the Corporate Secretary.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number Description

2.1 First Amendment to Agreement and Plan of Merger

2.2 Exhibit A to Merger Agreement - Amended and Restated Plan of Merger

10.1 Amended and Restated Employment Agreement

10.2 Third Amendment to Collateral Protection Agreement

99.1 Press Release dated June 25, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innovo Group Inc.

June 26, 2007	By:	/s/ Marc Crossman

Name: Marc Crossman
Title: Chief Executive Officer (Principal Executive Officer), President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

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Exhibit Index

Exhibit No.	Description

2.1	First Amendment to Agreement and Plan of Merger
2.2	Exhibit A to Merger Agreement - Amended and Restated Plan of Merger
10.1	Amended and Restated Employment Agreement
10.2	Third Amendment to Collateral Protection Agreement
99.1	Press Release dated June 25, 2007